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                                                                     EXHIBIT 4.1

070204

---------                        [NETZEE LOGO]                         ---------
 NUMBER                                                                 SHARES
NTZ
---------                                                              ---------

COMMON STOCK                                                        COMMON STOCK

                                  NETZEE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                                               CUSIP 64122W 30 6

This Certifies that

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

NETZEE, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

/s/                                                [SEAL]               /s/
-------------------------------------                                   -------------------------------------
  SENIOR EXECUTIVE VICE PRESIDENT,                                                  PRESIDENT AND
CHIEF FINANCIAL OFFICER AND SECRETARY                                         CHIEF EXECUTIVE OFFICER

                                           COUNTERSIGNED AND REGISTERED:
                                                   SUNTRUST BANK
                                                                                                TRANSFER AGENT
                                                                                                 AND REGISTRAR

                                            BY

                                                                                          AUTHORIZED SIGNATURE

                                  NETZEE, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in their entirety according to applicable laws or regulations:

         TEN COM -- as tenants in common                       UNIF GIFT MIN ACT--____________________as Custodian for
         TEN ENT -- as tenants by the entireties                                   ____________________________________
         JT TEN  -- as joint tenants with right                                                  (Minor)
                    of survivorship and not as tenants                             under Uniform Gifts to Minors Act of
                    in common                                                      ____________________________________
                                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated________________________

                             __________________________________________________
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                     NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                             CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


    Signature(s) Guaranteed: __________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM.